UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2003

SPHERION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 308-7600

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On May 2, 2003, Spherion Corporation issued a press release announcing the death of Director, Jerome B. Grossman. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: May 2, 2003	By: /s/ Roy Krause

Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Press Release dated May 2, 2003

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